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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 18, 1999
                        (Date of earliest event reported)



                              LTC HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                        1-14151                91-1895305
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                         300 ESPLANADE DRIVE, SUITE 1865
                            OXNARD, CALIFORNIA 93030
          (Address of principal executive offices, including zip code)


                                 (805) 981-8659
              (Registrant's telephone number, including area code)



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ITEM 2.  DISPOSITION OF ASSETS

Effective October 18, 1999, the Company sold 100% of the stock of Missouri River Corporation ("Missouri River") to LTC Properties, Inc. ("LTC") for total proceeds of $16,050,000. Missouri River owns two assisted living facilities that are leased under long-term triple-net leases to a third-party operator. The proceeds of $16,050,000 were used to repay outstanding borrowings under the revolving line of credit provided by LTC.

The Company was created and spun-off from LTC in 1998. The stock of Missouri River was contributed to the Company by LTC prior to the spin-off. LTC has provided the Company with a $20,000,000 revolving line of credit that bears interest at 10% and, under the terms of an administrative services agreement, provides management and advisory services to the Company. In addition, the Company operates 17 skilled nursing facilities and one assisted living facility that it leases from LTC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  PRO FORMA FINANCIAL INFORMATION.

              The following unaudited pro forma balance sheet of LTC Healthcare, Inc. as of June 30, 1999 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 1999 and the period from inception (March 25, 1998) to December 31, 1998 have been prepared to reflect the sale of Missouri River and the repayment of outstanding borrowings under the revolving line of credit with the proceeds of the sale.

              The unaudited pro forma balance sheet has been prepared as if the transaction had occurred on June 30, 1999 and the unaudited pro forma statements of operations have been prepared as if the transaction had occurred at the beginning of the period presented. The unaudited pro forma financial information is not necessarily indicative of the results that actually would have occurred if the transaction had occurred on the dates assumed above.

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                       PRO FORMA BALANCE SHEET - UNAUDITED
                               AS OF JUNE 30, 1999
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                               ACTUAL            ADJUSTMENTS           PRO FORMA
                                                              --------           ------------          ---------
ASSETS
Real estate:
  Buildings and improvements                                  $ 61,376           $(14,440)(A)          $ 46,936
  Land                                                           3,806             (1,610)(A)             2,196
  Accumulated depreciation                                      (5,298)               493(A)             (4,805)
                                                              --------           ------------          ---------
Real estate, net                                                59,884            (15,557)               44,327
Mortgage loan receivable                                        13,556                  -                13,556
Marketable securities:
  Available-for-sale equity securities                           2,612                  -                 2,612
  Held-to-maturity debt securities                              10,949                  -                10,949
Other assets:
  Cash and cash equivalents                                        486             16,050(A)                486
                                                                                  (16,050)(B)
  Prepaid expenses and other assets                              1,835                (23)(A)             1,812
                                                              --------           ------------          ---------
  Total Assets                                                $ 89,322           $(15,580)             $ 73,742
                                                              --------           ------------          ---------
                                                              --------           ------------          ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage loans payable                                        $ 42,246           $      -              $ 46,246
Note payable                                                    13,056                  -                13,056
Line of credit from LTC Properties, Inc.                        18,515            (16,050)(B)             2,465
Accrued interest                                                   419                  -                   419
Accrued expenses and other liabilities                             525                  -                   525
                                                              --------           ------------          ---------
                                                                78,761            (16,050)               62,711
Minority interest                                                3,518                  -                 3,518
Stockholders' equity:
  Preferred stock $0.01 par value; 10,000,000 shares
    authorized, No shares issued and outstanding                     -                  -                     -
  Common stock $0.01 par value, 40,000,000 shares
    authorized, 3,335,882 shares issued                             33                  -                    33
  Treasury stock, 640,954 shares                                (1,698)                 -                (1,698)
  Capital in excess of par                                      10,224                  -                10,224
  Cumulative net loss                                             (529)               470(A)                (59)
  Accumulated comprehensive loss                                  (987)                 -                  (987)
                                                              --------           ------------          ---------
Total Stockholders' Equity                                       7,043                470                 7,513
                                                              --------           ------------          ---------
Total Liabilities and Stockholders' Equity
                                                              $ 89,322           $(15,580)             $ 73,742
                                                              --------           ------------          ---------
                                                              --------           ------------          ---------

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                  PRO FORMA STATEMENT OF OPERATIONS - UNAUDITED

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                                     ACTUAL             ADJUSTMENTS              PRO FORMA
                                                                ------------          ---------------          ------------
Revenues
  Rental income                                                 $     3,569           $      (747)(A)          $     2,822
  Interest income from mortgage loans                                   753                     -                      753
  Interest and other income                                             632                     -                      632
                                                                ------------          ---------------          ------------
Total revenues                                                        4,954                  (747)                   4,207
                                                                ------------          ---------------          ------------
Expenses
  Interest on mortgages payable                                       1,957                     -                    1,957
  Interest on line of credit from LTC Properties, Inc.                  867                  (803)(B)                   64
  Interest on note payable                                              717                     -                      717
  Depreciation                                                          992                  (237)(A)                  755
  Minority interest                                                     172                     -                      172
  General and administrative                                            659                   (24)(A)                  635
                                                                ------------          ---------------          ------------
Total expenses                                                        5,364                (1,064)                   4,300
                                                                ------------          ---------------          ------------
Operating loss                                                         (410)                  317                      (93)
Provision for income taxes                                                -                     -                        -
                                                                ------------          ---------------          ------------
Net loss                                                        $      (410)          $       317              $       (93)
                                                                ------------          ---------------          ------------
                                                                ------------          ---------------          ------------
Weighted average shares outstanding                               2,771,879                                      2,771,879

Net loss per share:
  Basic                                                         $     (0.15)                                   $     (0.03)
  Diluted                                                       $     (0.15)                                   $     (0.03)

Comprehensive loss
  Net loss                                                      $      (410)                                   $       (93)
  Unrealized gain/(loss) on available-for-sale
     equity securities                                               (1,020)                                        (1,020)
                                                                ------------                                   ------------
Total comprehensive loss                                        $    (1,430)                                   $    (1,113)
                                                                ------------                                   ------------
                                                                ------------                                   ------------

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



                  PRO FORMA STATEMENT OF OPERATIONS - UNAUDITED
       FOR THE PERIOD FROM INCEPTION (MARCH 25, 1998) TO DECEMBER 31, 1998
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

                                                                    ACTUAL               ADJUSTMENTS            PRO FORMA
                                                                ------------          ---------------          ------------
Revenues
  Rental income                                                 $     2,172           $      (547)(A)          $     1,625
  Interest and other income                                             692                     - (C)                  692
                                                                ------------          ---------------          ------------
Total revenues                                                        2,864                  (547)                   2,317
                                                                ------------          ---------------          ------------
Expenses
  Interest on mortgages payable                                       1,133                     -                    1,133
  Interest on line of credit from LTC Properties, Inc.                  711                  (711)(B)                    -
  Depreciation                                                          586                  (158)                     428
  Minority interest                                                      86                     -                       86
  General and administrative                                            467                    (1)(A)                  466
                                                                ------------          ---------------          ------------
Total expenses                                                        2,983                  (870)                   2,113
                                                                ------------          ---------------          ------------
Operating loss                                                         (119)                  323                      204
Provision for income taxes                                                -                    80                       80
                                                                ------------          ---------------          ------------
Net loss                                                        $      (119)          $       243              $       124
                                                                ------------          ---------------          ------------
                                                                ------------          ---------------          ------------
Weighted average shares outstanding                               3,335,882                                      3,335,882

Net loss per share:
  Basic                                                         $     (0.04)                                   $      0.04
  Diluted                                                       $     (0.04)                                   $      0.04

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                    NOTES TO PRO FORMA FINANCIAL STATEMENTS



(A) Represents the elimination of Missouri River Corporation's net assets and results of operations.

(B) Represents the repayment of borrowings under the line of credit provided by LTC with proceeds from the sale of Missouri River Corporation and the corresponding reduction in interest expense.




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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LTC HEALTHCARE, INC.


Date:  November 2, 1999                  /s/ JAMES J. PIECZYNSKI
                                        ------------------------
                                        James J. Pieczynski
                                        President and Chief Financial Officer


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